UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2015

TRANSOCEAN LTD.
(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The Plaintiff Steering Committee Settlement

On May 20, 2015, Transocean Ltd., by and through certain of its wholly-owned indirect affiliates (together, the "Company") entered into a Term Sheet Agreement for a Transocean and PSC/DHEPDS Settlement (the "PSC Settlement Term Sheet") by and among the Company; the Plaintiffs Steering Committee in MDL 2179, on behalf of members of a putative new class of plaintiffs; and DHEPDS Class Counsel, on behalf of the DHEPDS Class as a juridical entity (together with the Plaintiffs Steering Committee, the "PSC") to settle various disputes arising from the April 20, 2010 Macondo well incident in the Gulf of Mexico (the "Macondo Litigation"). The PSC Settlement Term Sheet is subject to, among other things, the execution of a final settlement agreement and approval by the United States District Court for the Eastern District of Louisiana (the "Court").

The PSC Settlement Term Sheet generally provides that:

•
Transocean will pay two classes of plaintiffs (as further described below) represented by the PSC an aggregate settlement amount of approximately $212 million, plus attorneys fees to be determined by the Court, to settle substantially all remaining claims against the Company brought by the PSC or assigned to the Company by BP arising through the Macondo Litigation;

•	The first class of plaintiffs will be comprised of private plaintiffs and local governments that could potentially assert punitive damages claims against the Company under maritime law;

•	The second class comprises the private plaintiffs who previously settled economic damages claims against BP and were assigned certain claims BP had made against the Company; and

•	The PSC settlement is subject to an agreed-upon level of participation by the current claimants which, if not achieved, will allow the Company to terminate the settlement agreement.

A court appointed special master will allocate the Company's settlement payment between the two classes of plaintiffs.

The BP Settlement Agreement

Separately, on May 20, 2015, the Company entered into a Confidential Settlement Agreement, Mutual Releases and Agreement to Indemnify (the "BP Settlement Agreement") with BP Exploration & Production, Inc. and certain of its affiliates (together, "BP") to settle various disputes remaining between the parties from the Macondo Litigation.

The BP Settlement Agreement generally provides that:

•	BP will pay the Company a $125 million contribution toward the Company's legal fees incurred through the Macondo Litigation (the "Contribution");

•	BP will indemnify the Company for compensatory damages, including natural resource damages;

•	The Company will indemnify BP for personal and bodily injury claims of Company employees and any future cleanup or removal of pollutants stored on the Deepwater Horizon;

•	BP will discontinue attempts to recover as an "additional insured" under the Company's liability insurance policies;

•	BP and the Company will cooperate fully and truthfully in the defense of any and all claims arising from the Macondo Litigation;

•
BP and the Company will mutually release and withdraw all complaints, claims, or notices each has against the other arising from the Macondo Litigation and accept as binding the present and future rulings of the magistrate judge with respect to personal injury settlements and insurance reimbursement arising from the Macondo Litigation; and

•	BP and the Company will not make statements that the other party was grossly negligent, reckless, or engaged in willful misconduct.

BP must pay the Contribution to the Company within 45 days of the effective date of the BP Settlement Agreement.

Item 8.01 Other Events

On May 20, 2015, the Company issued a press release announcing the settlement agreements with BP and the PSC. A copy of the press release is attached hereto and incorporated herein by reference as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

The exhibit to this report filed pursuant to item 8.01 is as follows:

Exhibit No.	Description
99.1	Press Release Announcing BP and PSC Settlement Agreements

The statements described in this 8-K and referenced press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements contain words such as "possible," "intend," "will," "if," "expect" or other similar expressions. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, risks associated with actions taken by various litigants and jurisdictions governing Macondo litigation matters, approvals by the Court, potential opt-outs, actions to be taken by BP and the PSC, and other factors, including those and other risks discussed in the company's most recent Annual Report on Form 10-K for the year ended December 31, 2014, and in the company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or expressed or implied by such forward-looking statements. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that occur, or which we become aware of, after the date hereof, except as otherwise may be required by law. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company’s website at www.deepwater.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: May 20, 2015	By	/s/ Jill S. Greene
Jill S. Greene
Authorized Person

Index to Exhibits

Exhibit
Number	Description

99.1	Press Release Announcing BP and PSC Settlement Agreements